Exhibit 99.1
Contact:
John Mills, Partner
ICR, Inc.
646-277-1254
ir@nutrisystem.com
John.Mills@Icrinc.com

NUTRISYSTEM’S SECOND QUARTER 2015 FINANCIAL RESULTS EXCEED EXPECTATIONS

Company Reports Double-Digit Revenue Growth of 17% Year-Over-Year

Company Raises Full Year Revenue, Adjusted EBITDA, and Earnings Per Share Guidance

Fort Washington, PA—July 29, 2015—Nutrisystem, Inc. (NASDAQ: NTRI), a leading provider of weight management products and services, today reported that the Company exceeded its previously provided revenue, adjusted EBITDA, and earnings per share guidance for the second quarter 2015 and is raising its previously provided guidance for the full year.

Dawn Zier, President and Chief Executive Officer, stated, “Continued momentum and new initiatives resulted in top-line growth of 17% and our eighth consecutive quarter of year-over-year revenue improvement. Our team’s commitment to operational excellence, effective marketing, innovative product development, and customer engagement across multiple platforms drove our strong financial performance in the second quarter.”

Second Quarter 2015 Compared to Second Quarter 2014

•	Revenue increased 17% to $130.3 million compared to $111.1 million

•	Gross profit margin improved 80 basis points to 52.0% and gross profit increased 19% to $67.7 million compared to $56.9 million

•	Adjusted EBITDA grew 33% to $22.5 million compared to $17.0 million

•	Net income increased 39% to $12.1 million compared to $8.7 million

•	Diluted earnings per share increased 37% to $0.41 compared to $0.30

Ms. Zier added, “We are optimizing multiple levers across our business and are pleased that we are able to raise our 2015 full year guidance. Perhaps even more important, we feel well positioned for 2016 diet season and continued future growth.”

Mike Monahan, Chief Financial Officer, commented, “Revenue growth in the second quarter came from both our direct and retail channels, which were up year-over-year 15% and 43%, respectively. We remain confident in our business opportunities and ability to return value to our stockholders long-term.”

Third Quarter and Updated Full Year 2015 Guidance

Nutrisystem’s third quarter and updated full year 2015 guidance are as follows. Reconciliations of certain GAAP to non-GAAP measures are provided later in this press release.

•	Third quarter revenue expected to be in the range of $102 to $107 million, adjusted EBITDA between $13.2 and $15.2 million, and earnings per share between $0.21 and $0.26

•	Full year revenue expected to be in the range of $456 to $466 million, adjusted EBITDA between $54.1 and $58.1 million, and earnings per share between $0.87 and $0.97

The Board of Directors has declared a quarterly dividend of $0.175 per share, payable August 20, 2015 to stockholders of record as of August 10, 2015.

Conference Call and Webcast

Management will host a conference call to discuss second quarter 2015 financial results today at 5:00 PM Eastern time. The conference call will include remarks from President and Chief Executive Officer Dawn Zier, Chief Financial Officer Mike Monahan, and Chief Marketing Officer Keira Krausz. A webcast of the conference call will be available live on the Investor Relations section of Nutrisystem’s website at www.nutrisystem.com. Interested parties unable to access the conference call via the webcast may dial 877-407-3982. A replay of the conference call will be available on the Company website for 30 days following the event and can be accessed at 877-870-5176 using replay pin number 13612868.

Non-GAAP Financial Measures

Within this announcement, the Company makes reference to certain adjusted financial measures, which have directly comparable GAAP financial measures as identified in this press release. These adjusted measures are provided so that investors have the same financial data that management uses with the belief that it will assist the investment community in properly assessing the performance of the Company for the periods being reported and future periods. The presentation of this additional information is not meant to be considered a substitute for measures prepared in accordance with GAAP.

In this release, EBITDA is defined as net income excluding interest, income taxes and depreciation and amortization. Adjusted EBITDA is defined as EBITDA excluding non-cash employee compensation.

Forward-Looking Statements

Information provided and statements contained in this press release that are not purely historical, such as third quarter and full year 2015 guidance, and the Company’s financial and operational outlook, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this press release and the Company assumes no obligation to update the information included in this press release. Statements made in this press release that are forward-looking in nature may involve risks and uncertainties. Accordingly, readers are cautioned that any such forward-looking statements are not guarantees and are subject to certain risks, uncertainties and assumptions that are difficult to predict, including, without limitation, risks relating to cybersecurity breaches, risks that consumer spending may decline or that U.S. and global macroeconomic conditions may worsen resulting in reduced demand for the Company’s products, risks relating to changes in consumer preferences away from the Company’s food offerings including its pre-packaged foods, risks relating to the effectiveness and efficiency of the Company’s marketing expenditures which may not result in increased revenue or generate sufficient levels of brand name and program awareness, risks if the Company is unable to obtain sufficient quantities, quality and variety of food products in a timely and low-cost manner from its food vendors, risks of exposure to product liability claims if the use of the Company’s products results in illness or injury, risks if the Company becomes subject to health or advertising related claims from its customers, competitors or governmental and regulatory bodies, and risks relating to increased competition from other weight management providers. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable as of the date made, expectations may prove to have been materially different from the results expressed or implied by such forward-looking statements. Unless otherwise required by law, the Company also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made in this press release.

About Nutrisystem, Inc.
Nutrisystem, Inc. (NASDAQ: NTRI) is a leader in the weight loss industry, having helped millions of people lose weight over the course of more than 40 years. The Company’s weight loss solutions include Nutrisystem® My Way®, a 28-day structured food delivery program including a digital platform, NuMi by Nutrisystem®, multi-day kits and individual products available at select retail outlets. The Company’s current product line offers customers the most meal choices, including more than 100 foods containing no artificial preservatives or artificial flavors. Nutrisystem® plans are consistent with national guidelines for dietary intake meeting targets for fat, sodium, sugar, cholesterol, fiber and physical activity and include comprehensive counseling options from trained weight-loss coaches, registered dietitians and certified diabetes educators. Plans can be customized to specific dietary needs and preferences including the Nutrisystem® D® program for people with Type 2 diabetes or pre-diabetes.  For more information, go to NutrisystemNews.com.

NUTRISYSTEM, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, in thousands, except per share amounts)

                                      Three Months Ended                                     Six Months Ended
                                           June 30,                                   June 30, ______________________
                      _________________________
                                                  2015                 2014            2015         2014

REVENUE                                             $130,261                $111,052                $267,486           $233,280
                                            ----------------   ---------------------   ---------------------   ----------------

COSTS AND EXPENSES:

   Cost of revenue                                    62,570                  54,141                 128,439            116,562

   Marketing                                          30,651                  25,990                  78,314             67,734

   General and administrative                         16,363                  15,768                  33,308             31,686

   Depreciation and amortization                       2,233                   1,913                   4,457              3,671
                                            ----------------   ---------------------   ---------------------   ----------------

     Total costs and expenses                        111,817                  97,812                 244,518            219,653
                                            ----------------   ---------------------   ---------------------   ----------------

     Operating income                                 18,444                  13,240                  22,968             13,627

INTEREST EXPENSE, net                                     30                      47   79                      92
                                            ----------------   ---------------------   --                      --

     Income before income tax expense                 18,414                  13,193                  22,889             13,535

INCOME TAX EXPENSE                                     6,329                   4,490                   7,861              4,608
                                            ----------------   ---------------------   ---------------------   ----------------

     Net income                                      $12,085                  $8,703                 $15,028             $8,927
                                            ================   =====================   =====================   ================

BASIC INCOME PER COMMON SHARE                          $0.42                   $0.30                   $0.52              $0.31
                                            ================   =====================   =====================   ================

DILUTED INCOME PER COMMON SHARE                        $0.41                   $0.30                   $0.51              $0.31
                                            ================   =====================   =====================   ================

WEIGHTED AVERAGE SHARES OUTSTANDING:

    Basic                                             28,627                  28,208                  28,510             28,226

    Diluted                                           29,072                  28,600                  29,003             28,634

DIVIDENDS DECLARED PER COMMON SHARE                   $0.175                  $0.175                   $0.35              $0.35
                                            ================   =====================   =====================   ================

NUTRISYSTEM, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(Unaudited, in thousands, except par value amounts)

	June 30, 2015	December 31, 2014

ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$32,895	$12,620
Short term investments	11,690	16,627
Receivables	14,047	12,206
Inventories	21,827	26,899
Deferred income taxes	1,824	1,051
Other current assets	6,259	7,095

Total current assets	88,542	76,498
FIXED ASSETS, net	26,513	26,851
DEFERRED INCOME TAXES	4,648	5,461
OTHER ASSETS	1,088	1,082

Total assets	$120,791	$109,892

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES:
Accounts payable	$32,908	$34,261
Accrued payroll and related benefits	5,428	6,550
Income taxes payable	2,840	301
Deferred revenue	7,244	4,424
Other accrued expenses and current liabilities	5,853	6,131

Total current liabilities	54,273	51,667
NON-CURRENT LIABILITIES	2,354	2,710

Total liabilities	56,627	54,377

STOCKHOLDERS’ EQUITY:
Preferred stock, $.001 par value (5,000 shares authorized, no shares issued and outstanding)	0	0
Common stock, $.001 par value (100,000 shares authorized; shares issued – 29,439 at June 30, 2015 and 28,990 at December 31, 2014)	29	29
Additional paid-in capital	36,183	29,992
Treasury stock, at cost, 379 shares at June 30, 2015 and 249 shares at December 31, 2014	(5,433)	(3,062)
Retained earnings	33,372	28,552
Accumulated other comprehensive income	13	4

Total stockholders’ equity	64,164	55,515

Total liabilities and stockholders’ equity	$120,791	$109,892

NUTRISYSTEM, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited, in thousands)

Six Months Ended June 30,

	2015	2014
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$15,028	$8,927
Adjustments to reconcile net income to net cash provided by
operating activities:
Depreciation and amortization	4,457	3,671
Loss on disposal of fixed assets	14	5
Share–based compensation expense	3,046	2,910
Deferred income tax expense (benefit)	34	(1,272)
Other non-cash charges	3	13
Changes in operating assets and liabilities:
Receivables	(1,841)	(3,379)
Inventories	5,072	6,340
Other assets	830	1,632
Accounts payable	(1,091)	3,049
Accrued payroll and related benefits	(1,122)	(1,947)
Deferred revenue	2,820	1,351
Income taxes	2,443	5,549
Other accrued expenses and liabilities	(943)	10

Net cash provided by operating activities	28,750	26,859

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of short term investments	(2,303)	(4,402)
Proceeds from sales of short term investments	7,251	4,464
Capital additions	(4,086)	(3,194)

Net cash provided by (used in) investing activities	862	(3,132)

CASH FLOWS FROM FINANCING ACTIVITIES:
Exercise of stock options	1,390	248
Taxes related to equity compensation awards, net	(519)	(581)
Payment of dividends	(10,208)	(10,187)

Net cash used in financing activities	(9,337)	(10,520)

NET INCREASE IN CASH AND CASH EQUIVALENTS	20,275	13,207
CASH AND CASH EQUIVALENTS, beginning of period	12,620	9,772

CASH AND CASH EQUIVALENTS, end of period	$32,895	$22,979

NUTRISYSTEM, INC. AND SUBSIDIARIES

ADJUSTED EBITDA RECONCILIATION TO GAAP RESULTS

(Unaudited, in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014
Net income	$12,085	$8,703	$15,028	$8,927
Interest expense, net	30	47	79	92
Income tax expense	6,329	4,490	7,861	4,608
Depreciation and amortization	2,233	1,913	4,457	3,671

EBITDA	20,677	15,153	27,425	17,298
Non-cash employee compensation expense	1,838	1,817	3,046	2,910

Adjusted EBITDA	$22,515	$16,970	$30,471	$20,208

NUTRISYSTEM, INC. AND SUBSIDIARIES

ADJUSTED EBITDA GUIDANCE RECONCILIATION TO GAAP MEASURES

(Unaudited, in thousands)

	Three Months Ending		Year Ending
	September 30, 2015		December 31, 2015

	Low	High	Low	High

Net income	$6,252	$7,564	$25,748	$28,372
Interest expense, net	50	50	175	175
Income tax expense	3,278	3,966	13,502	14,878
Depreciation and amortization	2,340	2,340	9,100	9,100

EBITDA	11,920	13,920	48,525	52,525
Non-cash employee compensation expense	1,280	1,280	5,575	5,575

Adjusted EBITDA	$13,200	$15,200	$54,100	$58,100

EBITDA is defined as net income excluding interest, income taxes and depreciation and amortization. Adjusted EBITDA is defined as EBITDA excluding non-cash employee compensation.

Statement Regarding Non-GAAP Financial Measures

We believe EBITDA, adjusted EBITDA and adjusted EBITDA guidance are useful performance metrics for management and investors because they are indicative of the ongoing operations of the Company. These non-GAAP measures exclude certain non-cash and non-operating items to facilitate comparisons and provide a meaningful measurement that is focused on the performance of the ongoing operations of the Company.